DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

Issued by

Transamerica Occidental Life Insurance Company

Supplement Dated November 4, 2002
to the
Prospectus dated May 1, 2002

Effective January 2, 2003, the Dreyfus Small Cap subaccount will change its name to Dreyfus Developing Leaders subaccount.

This Prospectus Supplement must be accompanied
by the Prospectus for the
Dreyfus/Transamerica Triple Advantage Variable Annuity dated May 1, 2002